Exhibit 99.1

News Release

PLUG POWER NAMES CHRIS HUTTER CHIEF FINANCIAL OFFICER

Energy industry veteran brings extensive strategic, financial and operational experience to facilitate growth and scale business

LATHAM, N.Y. – September 4, 2014 – Plug Power Inc. (NASDAQ: PLUG), announced today that Chris Hutter has been appointed Chief Financial Officer (CFO), effective November 6, 2014. Mr. Hutter will take over responsibilities for Mr. Dave Waldek who has served at Plug Power as interim CFO since April of 2013.

Mr. Hutter has extensive experience growing businesses profitably, and comes to Plug Power with the skills needed to guide and propel Plug Power’s sales and financial momentum. He brings 20 years of experience managing financial growth strategies of publicly traded companies to Plug Power. Most recently, he was Executive Vice President and CFO of PowerSecure International, Inc. (NYSE: POWR), a $270 million energy products and services company. Under his financial leadership, PowerSecure tripled in size through sales growth and acquisitions. Mr. Hutter’s experience as an executive in the energy sector will quickly add value to Plug Power with industry-specific analysis and investor knowledge.

Prior to PowerSecure International, Mr. Hutter served as National Vice President of Finance, Treasurer, Investor Relations and Assistant Secretary at ADVO, Inc., a $1.5 billion advertising and marketing firm. Mr. Hutter held various financial positions over his 14 years with ADVO, a company which grew an attractive, one-of-a-kind business platform that was acquired for a healthy premium by Valassis Communications in 2007.

Mr. Hutter’s demonstrated skills, coupled with the already successful management team at Plug Power, positions the Company to accelerate the growth of the business beyond 2014. Over his tenure, Mr. Hutter has developed a proven strategy revolving around disciplined planning, forecasting and business review process, resulting in strong balance sheets, excellent bank relations and enhanced shareholder relationships. Mr. Hutter is a critical addition and will be a significant influence on Plug Power’s ability to profitably scale the business today and continue substantial growth in the coming years.

“Chris has displayed the proven qualifications to positively expedite Plug Power’s growth,” said Andy Marsh, CEO of Plug Power. “The addition of Chris to Plug Power’s developing management team adds an additional level of strength as we invest in prepping the business to handle larger levels of success. On behalf of the whole Plug Power team, I’d like to welcome Chris to Plug Power.”

“The energy industry is very dynamic and I’m excited by the unique growth opportunities that lie ahead for Plug Power. Plug Power has clearly established itself as the leader in the hydrogen fuel cell space, proving itself as the frontrunner in the material handling power market,” Mr. Hutter said. “I look forward to being a significant contributor to helping Plug Power become a global powerhouse in the fuel cell industry.”

Mr. Hutter graduated magna cum laude graduate from Case Western Reserve University. Additionally, he holds an MBA from Duke University’s Fuqua School of Business.

About Plug Power Inc.

The architects of modern fuel cell technology, Plug Power is revolutionizing the industry with cost-effective power solutions that increase productivity, lower operating costs and reduce carbon footprints. Long-standing relationships with industry leaders, including Walmart, Sysco, Procter & Gamble, and Mercedes-Benz, forged the path for Plug Power’s innovative GenKey hydrogen and fuel cell system solutions. With more than 5,000 GenDrive units deployed to material handling customers, accumulating over 20 million hours of runtime, Plug Power manufactures tomorrow’s incumbent power solutions today. Additional information about Plug Power is available at www.plugpower.com.

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Safe Harbor Statement

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve significant risks and uncertainties about Plug Power Inc. (“PLUG”), including but not limited to statements about PLUG’s forecast of financial performance, order bookings, business model, strategy and growth opportunities. You are cautioned that such statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by which, such performance or results will have been achieved. Such statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in these statements. In particular, the risks and uncertainties include, among other things, the risk that we continue to incur losses and might never achieve or maintain profitability; the risk that we will need to raise additional capital to fund our operations and such capital may not be available to us; the risk that our lack of extensive experience in manufacturing and marketing products may impact our ability to manufacture and market products on a profitable and large-scale commercial basis; the risk that unit orders will not ship, be installed and/or converted to revenue, in whole or in part; the risk that pending orders may not convert to purchase orders, in whole or in part; the risk that a loss of one or more of our major customers could result in a material adverse effect on our financial condition; the risk that a sale of a significant number of shares of stock could depress the market price of our common stock; the risk that negative publicity related to our business or stock could result in a negative impact on our stock value and profitability; the risk of potential losses related to any product liability claims or contract disputes; the risk of loss related to an inability to maintain an effective system of internal controls or key personnel; the risks related to use of flammable fuels in our products; the cost and timing of developing, marketing and selling our products and our ability to raise the necessary capital to fund such costs; the ability to achieve the forecasted gross margin on the sale of our products; the risk that our actual net cash used for operating expenses may exceed the projected net cash for operating expenses; the cost and availability of fuel and fueling infrastructures for our products; market acceptance of our products, including GenDrive systems; the volatility of our stock price; our ability to establish and maintain relationships with third parties with respect to product development, manufacturing, distribution and servicing and the supply of key product components; the cost and availability of components and parts for our products; our ability to develop commercially viable products; our ability to reduce product and manufacturing costs; our ability to successfully expand our product lines; our ability to successfully expand internationally; our ability to improve system reliability for our GenDrive systems; competitive factors, such as price competition and competition from other traditional and alternative energy companies; our ability to protect our intellectual property; the cost of complying with current and future federal, state and international governmental regulations; risks associated with potential future acquisitions; and other risks and uncertainties referenced in our public filings with the Securities and Exchange Commission. For additional disclosure regarding these and other risks faced by PLUG, see disclosures contained in PLUG’s public filings with the Securities and Exchange Commission (the “SEC”) including, the “Risk Factors” section of PLUG’s Annual Report on Form 10-K for the year ended December 31, 2013. You should consider these factors in evaluating the forward-looking statements included in this presentation and not place undue reliance on such statements. The forward-looking statements are made as of the date hereof, and PLUG undertakes no obligation to update such statements as a result of new information.

Media and Investor Relations Contact:

Teal Vivacqua

Plug Power Inc.

Phone: 518.738.0269